UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 4, 2022

BEYOND MEAT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38879	26-4087597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
119 Standard Street
El Segundo, California 90245
(Address of principal executive offices, including zip code)

(866) 756-4112
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BYND	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on Form 8-K filed with the Securities and Exchange Commission on October 14, 2022 (the “Prior Form 8-K”), Beyond Meat, Inc. (the “Company”) announced that Deanna Jurgens, the Company’s former Global Chief Growth Officer and President, North America, left the business as part of a reduction in force. Her last day working was October 12, 2022 and her last day of employment was October 17, 2022.

In connection with her departure, on December 4, 2022, the Company and Ms. Jurgens entered into a separation agreement (the “Jurgens Separation Agreement”) pursuant to which the Company agreed to pay Ms. Jurgens on or before December 31, 2022 a lump sum cash severance payment of $262,500, and an additional lump sum cash severance payment for COBRA premiums of $9,132, in each case, less applicable withholdings and deductions. The Jurgens Separation Agreement contains a general waiver and release of all claims by Ms. Jurgens in favor of the Company and certain parties related to the Company, as well as other covenants and agreements customary for agreements of this nature. The foregoing description of the Jurgens Separation Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached hereto as Exhibit 10.1, and the terms of which are incorporated herein by reference.

In addition to the severance payments under the Jurgens Separation Agreement, as part of the reduction in force described in Item 2.05 in the Prior Form 8-K, Ms. Jurgens also received two months of pay ($75,000) and two months of Company paid COBRA coverage (a value of $3,044) in lieu of notice under the California WARN Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Separation Agreement, entered into on December 4, 2022, between Beyond Meat, Inc. and Deanna Jurgens
104	Cover page interactive data file (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND MEAT, INC.

By:	/s/ Teri L. Witteman
Teri L. Witteman
Chief Legal Officer and Secretary

Date: December 6, 2022